SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 30, 1998


                        Liberty Financial Companies, Inc.
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             (Exact name of registrant as specified in its charter)


                                  Massachusetts
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                    (State of incorporation or organization)


        1-13654                                         04-3260640
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(Commission File Number)                   (I.R.S. Employer Identification  No.)


              600 Atlantic Avenue, Boston, Massachusetts 02210-2214
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               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code: (617) 722-6000
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Item 5.  Other Events.
         -------------

         On September 14, 1998, Liberty Financial Companies, Inc. ("Liberty Financial" or the "Company"), Liberty Financial Capital Trust I and Liberty Financial Capital Trust II (each a "Liberty Financial Trust," and collectively, the "Liberty Financial Trusts") filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-3, File No. 333-63349 (together with all amendments and exhibits thereto, the "Registration Statement"), under the Securities Act of 1933, as amended (the "Securities Act"), with respect to Debt Securities, Preferred Stock, Common Stock, Warrants, Stock Purchase Contracts, and Stock Purchase Units of the Company, Preferred Securities of the Liberty Financial Trusts, and Guarantees of the Preferred Securities of the Liberty Financial Trusts. This Current Report on Form 8-K is being filed in connection with, and is being incorporated by the Company by reference into, such Registration Statement.

         Proposed Note Offering. On September 30, 1998, the Company filed Amendment No. 1 to the Registration Statement which, among other things, contains a preliminary prospectus supplement to the prospectus contained in the Registration Statement relating to the proposed offering of senior unsecured notes (the "Notes"). The terms and conditions of the Notes and the proposed offering are more fully described in Amendment No. 1 to the Registration Statement which is attached hereto to Exhibit 2.1 and incorporated herein by reference.

         Related Party Transactions. An indirect wholly-owned subsidiary of the Company is a defendant in pending litigation in Massachusetts state court. Liberty Mutual Insurance Company ("Liberty Mutual") and a former subsidiary of the Company transferred to Liberty Mutual in 1990 are also defendants in the suit. The plaintiffs allege various claims relating to a real estate limited partnership for which the Company's indirect subsidiary acted as a dealer manager in connection with a public offering of limited partnership interests in 1987. Based upon all of the facts presently under consideration by management, the Company believes that any likely outcome of the action will not have a material adverse effect on the Company's financial condition or results of operation. Although the Company believes that its interests and those of Liberty Mutual are not adverse in the proceeding, Liberty Mutual and the Company are represented by separate counsel in this litigation. Liberty Mutual has paid the fees of the Company's counsel in the proceeding (an aggregate of approximately $225,000 to date).

         As of the date of this report, Liberty Mutual owns indirectly approximately 72.7% of the outstanding shares of the Company's Common Stock. As such, Liberty Mutual may be deemed to be controlling person of the Company for purposes of the Securities Act. Pursuant to an Intercompany Agreement between the Company and Liberty Mutual the Company has agreed, among other things, to indemnify Liberty Mutual against certain civil liabilities, including liabilities under the Securities Act.

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         Forward-Looking Statements; Safe Harbor Under Private Securities
Litigation Reform Act of 1995. The Company desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Investors are cautioned that all statements, trend analyses and other information contained in the Registration Statement, any document incorporated by reference therein or any of the Company's filings under Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), relative to the markets for the Company's products and trends in the Company's operations or financial results, as well as other statements including words such as "anticipate", "believe", "plan", "estimate", "expect", "intend" and other similar expressions, constitute forward-looking statements under the Reform Act. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, many of which are beyond the Company's control, that may cause actual results to be materially different from those contemplated by the forward-looking statements. Such factors include, among other things: (1) general economic conditions and market factors, such as prevailing interest rate levels, stock market performance and fluctuations in the market for retirement-oriented savings products and investment management products, which may adversely affect the ability of the Company to sell its products and services and the market value of the Company's investments and assets under management and, therefore, the portion of its revenues that are based on a percentage of assets under management; (2) the Company's ability to manage effectively its investment spread (i.e. the amount by which investment income exceeds interest credited to annuity and life insurance policyholders) as a result of changes in interest rates and crediting rates to policyholders, market conditions and other factors (the Company's results of operations and financial condition are significantly dependent on Liberty's ability to manage effectively its investment spread); (3) levels of surrenders, withdrawals and net redemptions of the Company's retirement-oriented insurance products and investment management products; (4) relationships with investment management clients, including levels of assets under management; (5) the ability of the Company to manage effectively certain risks with respect to its investment portfolio, including risks relating to holding below investment grade securities and the ability to dispose of illiquid and/or restricted securities at desired times and prices, and the ability to manage and hedge against interest rate changes through asset/liability management techniques; (6) competition in the sale of the Company's products and services, including the Company's ability to establish and maintain relationships with distributors of its products; (7) changes in credit ratings of Keyport Life Insurance Company ("Keyport") or those of its competitors; (8) the Company's ability to attract and retain key employees, including senior officers, portfolio managers and sales executives;
(9) the impact of and compliance by the Company with existing and future regulation, including restrictions on the ability of certain subsidiaries to pay dividends and any obligations of the Company under any guarantee fund assessment laws; (10) changes in applicable tax laws which may affect the relative tax advantages and attractiveness of some of the Company's products; (11) the result of any litigation or legal proceedings involving the Company; (12) changes in generally accepted accounting principles and the impact of accounting principles and announcements on the Company's financial condition and results of operation;
(13) the impact of Year 2000 issues on the operations of the Company and its subsidiaries; and (14) the other risk factors or uncertainties contained from time to time in any document incorporated by reference in the Registration Statement or otherwise filed by the Company under the Exchange Act. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements and no assurances can be given that the estimates and expectations reflected in such statements will be achieved.

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Item 7.  Financial Statements and Exhibits

         c)   Exhibits

                 2.1 Amendment No. 1 to Registration Statement on Form S-3 (File No. 333-63349).





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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               LIBERTY FINANCIAL COMPANIES, INC.



Date: September 30, 1998                       By: /s/ J. Andy Hilbert
                                                   -----------------------------
                                                   J. Andy Hilbert,
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX


         EXHIBIT NO.

                 2.1 Amendment No. 1 to Registration Statement on Form S-3 (File No. 333-63349).